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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2002

WELLS FARGO FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Iowa	2-80466	42-1186565
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)
206 Eighth Street, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (515) 243-2131

Item 5.    Other Events.

        Attached hereto as Exhibit 99 is a copy of the Press Release issued on July 19, 2002 pertaining to the consolidated financial results of Wells Fargo Financial, Inc. and its subsidiaries for the six months ended June 30, 2002.

Item 7.    Exhibits.

  (c)
  Exhibits

  99
  Press Release issued on July 19, 2002 pertaining to the consolidated financial results of Wells Fargo Financial, Inc. and its subsidiaries for the six months ended June 30, 2002.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WELLS FARGO FINANCIAL, INC.
Date: July 19, 2002	By:	/s/ DAVID A. FISHER David A. Fisher Senior Vice President and Treasurer

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  Item 5. Other Events.
  Item 7. Exhibits .
SIGNATURE